LEGG MASON PARTNERS VARIABLE EQUITY TRUST

FEBRUARY 2, 2011

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2010 OF

LEGG MASON VARIABLE LIFESTYLE ALLOCATION 50%

LEGG MASON VARIABLE LIFESTYLE ALLOCATION 70%

LEGG MASON VARIABLE LIFESTYLE ALLOCATION 85%

The following text replaces the section of each Fund’s prospectus titled “More on fund management”:

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2010, LMPFA’s total assets under management were approximately $190.7 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”) provides the day-to-day portfolio management of the portfolio, except for management of cash and short-term instruments. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of December 31, 2010, LMGAA’s total assets under management were approximately $5 billion.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2010, the total assets under management of Western Asset and its supervised affiliates were approximately $453.9 billion.

LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $671.8 billion.

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